UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2020

Nuveen Closed-End Funds

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2021

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features portfolio management by two affiliates of Nuveen Fund Advisors, LLC, the Fund’s investment adviser, NWQ Investment Management Company, LLC (NWQ) and Nuveen Asset Management, LLC (NAM).

NWQ is the sub-adviser for the Fund’s investments in dividend-paying common and preferred stocks and call options written. James T. Stephenson, CFA, Managing Director of NWQ, Thomas J. Ray, CFA, and Susi Budiman, CFA, FRM manage the NWQ portion of the Fund.

NAM is the sub-adviser for the Fund’s investments in senior corporate loans and other debt instruments. On December 31, 2020, the previous sub-adviser for the Fund’s investments in senior corporate loans and other debt instruments, Symphony Asset Management, LLC (“Symphony”), also an affiliate of the Adviser, was merged with and into NAM (the “Reorganization”). Effective as of the date of the Reorganization, NAM assumed Symphony’s portfolio management responsibilities and, as previously approved by the Fund’s Board of Trustees, the Fund entered into an amended and restated sub-advisory agreement with NAM, the terms of which were substantially identical to the prior sub-advisory agreement with Symphony. The NAM management team for the Fund is led by Scott Caraher.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2020.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2020?

The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but it was not fully recovered by the year’s end. U.S. gross domestic product (GDP) grew 4.0% on an annualized basis in the fourth quarter of 2020 and 33.1% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized GDP shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis. Consumer spending declined significantly and unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of the year, although the momentum slowed toward year end amid a resurgence of coronavirus infections. The Bureau of Labor Statistics said the unemployment rate rose to 6.7% in December 2020 from 3.6% in December 2019. As of December 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to increase, growing at an annualized rate of 5.1% in December 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.4% over the twelve-month reporting period ended December 31, 2020 before seasonal adjustment.

Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. Fed officials remained cautious, acknowledging the economy’s improvement but concerned about near-term weakness, and left policy unchanged over the remainder of their meetings in 2020.

In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs. With Joe Biden winning the U.S. presidential election in November 2020, more fiscal stimulus is anticipated in 2021.

The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets.

Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. Political risks eased somewhat toward the end of the reporting period, as markets ultimately viewed a Biden administration positively and the European Union (EU) and United Kingdom (U.K.) finalized a trade deal in the final days of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

For the twelve-month reporting period, the U.S. senior loan market, as measured by Credit Suisse Leverage Loan Index (the Index), generated a return of 2.78%, reflecting a recovery following the unpreceded loss during the first quarter

2020. The Index lost -13.19% during the first three months of the reporting period following the COVID-19 crisis, which resulted in large portions of the economy being shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. Additionally, an oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. Capital markets began to recover following an array of emergency measures enacted by the Fed combined with unprecedented fiscal stimulus. Within senior loans, higher rated (BBB-/BB-) loans were the first to recover, although bifurcation in spread between high quality and lower quality issues (B-/CCC-rated) began to narrow in May 2020, as investors became more comfortable adding risk. Collateralized loan obligations (CLO) formation began to pick up, boosting demand for senior loans. Capital markets continued to recover between July and December 2020, amid continued improvements in economic data, the emergence of multiple vaccines for COVID-19 and a relatively market friendly U.S. elections outcome. Within the asset class, prices advanced across industries and the credit spectrum. Leading the rally were lower rated loans and industries most affected by the COVID-19 crisis, including the energy sector. Additionally, December 2020 marked the first month of inflows for retail senior loan funds since September 2018. Low rates had been keeping investors on the sidelines, but the fourth quarter 2020 rise in Treasury yields led to higher perceived interest-rate risk and renewed appetite for variable-rate assets such as senior loans.

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2020?

The Fund is designed to seek a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In pursuit of this objective, the Fund invests a substantial majority of its assets in common and preferred stocks whose dividends qualify for reduced income tax treatment. The Fund also invests a portion of its assets in senior loans to generate additional income and help mitigate the potential net asset value and income volatility of the Fund’s leverage structure due to changes in long-term and short-term interest rates. In an effort to achieve this, the Fund invests at least 60% in common stocks whose dividends may be eligible for favorable income tax treatment. The Fund also invests to a more limited extent in preferred stocks, which can range from a minimum of 5% to a maximum of 15%, that are eligible to pay tax-advantaged dividends, as well as 20% in senior loans and other debt instruments.

NWQ Key Strategies

For the common and preferred equity portion of the Fund’s portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as what it thought were emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets and/or a positive change in the underlying fundamentals. NWQ also focused on downside risk management and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. NWQ believes that cash flow analysis offers a more objective picture of a company’s financial position than an evaluation based on earnings alone. Within the global equity income strategy managed by NWQ, up to 70% of the Fund’s managed assets can be invested in non-U.S. issues of any currency, including up to 20% in emerging market countries. JTA’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to obtain a dividend yield above the MSCI World Value Index (MSCI World Index prior to June 30, 2020) and employs a value based approach in our bottom up analysis. NWQ looks for attractive absolute valuation, positive risk/reward with downside risk management and catalysts that can drive a positive revaluation of companies.

Portfolio Managers’ Comments (continued)

NAM Key Strategies

In the senior loan and other debt portion of the Fund’s portfolio, NAM continues to manage and monitor senior loan market risks. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt, while offering attractive current income and yield. Fundamentally, NAM feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

How did the Fund perform during the twelve-month reporting period ended December 31, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended December 31, 2020. The Fund’s total returns on NAV are compared with the performance of a corresponding market index.

For the twelve-month reporting period ended December 31, 2020, the Fund underperformed the S&P 500®Index and its secondary Blended Benchmark. Effective June 30, 2020, the Blended Benchmark was changed to 72% MSCI World Value Index (Net) 8% ICE BofA Preferred DRD Eligible Preferred Securities Index and 20% Credit Suisse Leverage Loan Index. This change is intended to better reflect NWQ’s investment strategy and is retroactive as of inception date.

NWQ

The equity portion of the Fund’s portfolio, managed by NWQ, detracted from the Fund’s performance on an absolute basis and underperformed the sleeve benchmark, the MSCI World Value Index. Security selection and an overweight in the information technology sector and security selection in the communication services sector were the largest drivers of the sleeve’s performance. This was offset by underperformance owed to security selection in the financials, utilities and industrials sectors. Geographically, performance benefitted from exposures in Japan and Canada. Investments in the United States, Europe (excluding the United Kingdom) and the Middle East detracted from relative returns for the reporting period.

Among the equity portion of the Fund’s portfolio, the top detractors from absolute performance included Delta Air Lines Inc, MGM Growth Properties and AIB Group PLC. Industrials sector holding Delta Air Lines underperformed due to the sharp decline in airline travel owed to the COVID-19 crisis. NWQ eliminated the position on concerns over the company’s increased debt load. Real estate holding MGM Growth Properties saw a massive decline as many casinos across the country shut down operations as the COVID-19 crisis forced the nation to shelter-in-place. Although MGM Growth Properties’ tenant is a high quality casino operator, the potential for lease restructuring and resulting negative impact on net operating income (NOI) quickly resulted in a devaluation of the stock. Given the uncertain duration of the shelter-in-place mandate, NWQ chose to exit the position. Financials holding AIB Group has faced difficulty reducing costs prior to Brexit thereby increasing its overall earnings risk. The equity portion of the Fund’s portfolio no longer holds the position as we found more attractive opportunities elsewhere.

Among the equity portion of the Fund’s portfolio, those top contributors to absolute performance over the reporting period included communication services holdings Nintendo Co. Ltd. Nintendo’s Switch hardware sales continued to perform well given global stay at home orders. Retail store closures have led to a shift from physical game purchases to much higher margin digital game purchases. In addition, industrial holding Deutsche Post AG, a German multi-national package delivery and supply chain management company, exceeded analysts’ expectations. The Deutsche Post Express Division, the courier service which transports documents and goods, experienced increased demand, leading to higher volumes and prices as inventories were restocked. The Deutsche Post Parcel Division showed strength as more customers relied on e-commerce during the COVID-19 crisis stay-at-home orders. Utilization of assets picked up, as well as new lift capacity in the Deutsche Post Express Division hit the market at the right time. The company’s restructuring of parcel operations has led to improved profitability. Lastly, information technology holding Samsung Electronics Co.

contributed to performance. Samsung outperformed due to strong demand for semiconductors as global demand is turning into a shortage. Additionally, the company benefited from an expansion in 5G handset demand. NWQ continues to hold the positions.

The preferred portion of the Fund’s portfolio managed by NWQ, contributed to performance, with bank holdings contributing the most. All industry sectors, with the exception of utilities, positively contributed to absolute performance during the reporting period.

Several holdings within the preferred portion of the Fund’s portfolio detracted from absolute performance, including CenterPoint Energy Inc. Shares fell sharply after the Public Utilities Commission of Texas (PUCT) discussed CenterPoint Energy’s outstanding Houston electric rate case that indicated a lower than expected return on equity. Investors expected that there would be potential for significant equity needs if the final decision is in line with what the PUCT discussed. The Fund no longer holds CenterPoint Energy Inc. In addition, the preferred stock of General Electric Company was another detractor during the reporting period. The company along with many cyclical peers was negatively impacted by the COVID-19 crisis as results declined during the reporting period. NWQ no longer holds the position. Lastly, Capital One Financial Corporation preferred stock detracted from performance. The financials sector struggled and was one of the worst performers during the COVID-19 crisis due to lower business activity and declining interest rates. NWQ continues to hold this position.

Several individual positions within the preferred portion of the Fund’s portfolio contributed to absolute performance, including the structured note of Merrill Lynch International & Co. The Merrill Lynch structured note’s underlying common stock, Broadcom Inc., rose on the announcement of a potential sale of its radio-frequency unit. Management no longer views its wireless (and industrial) businesses as core and chose to focus on its more stable, higher margin networking, broadband and storage solutions business on the components side. NWQ continues to hold the position. In addition, the preferred stock of JPMorgan Chase & Co. and Truist Financial Company contributed to performance. Banks rose sharply as positive news on COVID-19 vaccines in early November 2020 refocused investors on the potential for economic normalization and the powerful impact that has when combined with compelling valuation. NWQ continues to hold both the positions.

The Fund also wrote call options to capture upside and manage downside risk against sharp movements of securities held within the portfolio. These call options had a negligible impact to the Fund’s total return performance during the reporting period.

NAM

The senior loan sleeve of the Fund managed by NAM was negative on a total return basis and underperformed the broader loan market as measured by the Credit Suisse Leveraged Loan Index during the reporting period.

The senior loan sleeve of the Fund is invested predominantly in first-lien, senior secured corporate loans. NAM generally focuses on loans of issuers with businesses in defensive sectors that have strong asset coverage, as well as loans of larger issuance and facility sizes. These loans are generally referred to as broadly syndicated loans.

During the reporting period, the loan sleeve of the Fund’s portfolio continued to be actively managed while maintaining an overall bias towards high quality, more liquid loans relative to the Index. As capital markets began to sell-off in February and March 2020, the investment team took steps to reduce credit risk and leverage in the portfolio. As the market began to recover in later March and early April 2020, the team added high quality loans. Later in May 2020, the team selectively added credit risk by increasing B-rated issues to capture the risk rally.

Several factors contributed to the loan sleeve’s underperformance, including the loans of American Airlines, Inc. due to the sharp decline in airline travel due to the COVID-19 crisis. While American Airlines loans recovered strongly during the second half of the reporting period on continued progress towards economic recovery and positive COVID-19

Portfolio Managers’ Comments (continued)

vaccine news, the benefit was more than offset by the sharp decline in the first half of the reporting period. The sleeve continues to hold positions in American Airlines. In addition, the loans of AMC Entertainment Inc. and Cineworld Group PLC saw a price decline as movie theaters across the country shut down operations as the COVID-19 crisis forced the nation to shelter-in-place. The investment team exited the sleeve’s position in AMC, but continues to hold its positions in Cineworld. Also detracting from performance was disappointing security selection within the energy sector, which more than offset the benefit of an active underweight to the sector. Specifically, the sleeve’s exposure to Fieldwood Energy LLC, an oil and gas exploration and production company, detracted from relative results. Despite having a highly attractive deep-water portfolio that became increasingly economical as oil prices recovered, Fieldwood’s loans remained under severe pressure as the company worked with lenders on potential restructuring. The sleeve continues to hold positions in this issuer.

Several factors contributed to performance during the reporting period, including favorable security selection within the consumer discretionary sector combined with an active underweight to the sector. In addition, an active underweight to the utilities sector aided relative performance. The loan sleeve was also significantly underweight brick-and-mortar retailers relative to the Index. For example, the sleeve had no exposure to J.C. Penny Corporation and Neiman Marcus Group, which were hit hard by the COVID-19 crisis. Additionally, PetSmart Inc. loans recovered strongly following the March 2020 sell-off, driven by better than expected earnings results and improved liquidity profile following bond issuances. The sleeve continues to hold positions in PetSmart. Lastly, the loans of Intelsat Jackson Holdings, S.A., a satellite operator, rose as the company announced a restructuring plan that was favorable to senior loan holders. The sleeve continues to hold positions in Intelsat.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to their comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. More specifically, this net negative contribution of leverage was amplified during the market downturn in part because the Fund used proceeds from portfolio sales to pay down borrowings and reduce its elevated leverage ratio, which rose as prices of portfolio securities, including those sold for de-levering purposes, declined. Conversely, as financial markets recovered and asset prices steadied, the Fund gradually increased leverage levels, using proceeds to purchase new portfolio securities at generally higher prices. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

The Fund continued to use interest rate swap contracts to partially hedge its future interest cost of leverage. The swap contracts had a negative impact on total return performance during this reporting period.

As of December 31, 2020, the Fund’s percentages of leverage are as shown in the accompanying table.

JTA
Effective Leverage*	28.81%
Regulatory Leverage*	28.81%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2020	Draws	Paydowns	Outstanding Balance as of December 31, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of February 25, 2021
$75,900,000	$21,450,000	$(36,800,000)	$60,550,000	$56,218,306	$ —	$ —	$60,550,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2020, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Common Share Information (continued)

Data as of December 31, 2020

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full Year Distribution Rate on NAV[2,3]	1-Year	5-Year
1/2004	$0.1920	$0.8160	$0.3699	$(1.3287)	$2.2022	7.10%	7.55%	(6.39)%	4.32%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]

Each distribution rate represents a “managed distribution” rate. For this Fund, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income, as shown in the table immediately below.

The following table provides the Fund’s distribution sources as of December 31, 2020.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2020

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
43.96%	0.00%	56.04%	$0.8160	$0.3587	$0.0000	$0.4573

[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTA
Common shares cumulatively repurchased and retired	122,745
Common shares authorized for repurchase	1,385,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTA
Common share NAV	$10.81
Common share price	$9.42
Premium/(Discount) to NAV	(12.86)%
12-month average premium/(discount) to NAV	(10.41)%

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
JTA at Common Share NAV	(6.39)%	4.32%	6.61%
JTA at Common Share Price	(13.70)%	4.48%	6.77%
Blended Benchmark – Old[1]	13.52%	10.61%	9.63%
Blended Benchmark – New[2]	1.35%	7.03%	6.60%
S&P 500® Index	18.40%	15.22%	13.88%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1

The Blended Benchmark – Old consists of: 1) 72% of the return of the MSCI World Index, 2) 8% of the return of the ICE BofAML Preferred DRD (dividends received deduction) Eligible Securities Index and 3) 20% of the return of the Credit Suisse Leveraged Loan Index.

2

The Blended Benchmark – New consists of: 1) 72% of the return of the MSCI World Value Index, 2) 8% of the return of the ICE BofAML Preferred DRD (dividends received deduction) Eligible Securities Index and 3) 20% of the return of the Credit Suisse Leveraged Loan Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	97.3%
Variable Rate Senior Loan Interests	21.7%
Convertible Preferred Securities	5.4%
$25 Par (or similar) Retail Preferred	5.2%
$1,000 Par (or similar) Institutional Preferred	4.9%
Structured Notes	1.9%
Corporate Bonds	0.0%
Warrants	0.0%
Repurchase Agreements	1.5%
Investment Companies	3.5%
Other Assets Less Liabilities	(0.9)%
Net Assets Plus Borrowings	140.5%
Borrowings	(40.5)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.8%
BBB	27.6%
BB or Lower	54.5%
N/R (not rated)	17.1%
Total	100%

Portfolio Composition

(% of total investments)

Banks	11.3%
Pharmaceuticals	6.0%
Insurance	5.7%
Software	5.2%
Media	5.0%
Health Care Providers & Services	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Chemicals	3.3%
Hotels, Restaurants & Leisure	3.1%
Oil, Gas & Consumable Fuels	3.0%
Aerospace & Defense	2.8%
Food & Staples Retailing	2.7%
Technology Hardware, Storage & Peripherals	2.7%
Specialty Retail	2.5%
Household Durables	2.3%
Air Freight & Logistics	2.2%
Trading Companies & Distributors	2.2%
Capital Markets	2.0%
Entertainment	1.9%
Food Products	1.7%
IT Services	1.6%
Other[2]	20.0%
Structured Notes	1.3%
Repurchase Agreements	1.1%
Investment Companies	2.4%
Total	100%

Top Five Issuers

(% of total investments)

Broadcom Inc	2.6%
Samsung Electronics Co Ltd	2.3%
Citigroup Inc	2.3%
Deutsche Post AG	2.2%
JPMorgan Chase & Co	2.1%

Country Allocation1

(% of total investments)

United States	62.5%
Germany	8.4%
Japan	6.2%
United Kingdom	6.0%
South Korea	3.9%
China	2.6%
France	2.2%
Canada	2.0%
Belgium	1.8%
Netherlands	1.4%
Other	3.0%
Total	100%

1	Includes 7.1% (as a percentage of total investments) in emerging markets countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Tax-Advantaged Total Return Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Total Return Strategy Fund (the Fund), including the portfolio of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 25, 2021

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.4% (96.5% of Total Investments)

	COMMON STOCKS – 97.3% (68.8% of Total Investments)

	Aerospace & Defense – 3.6%

21,584	General Dynamics Corp, (2)	$3,212,131
23,245	Thales SA, (3)	2,126,748
	Total Aerospace & Defense	5,338,879

	Air Freight & Logistics – 3.2%

95,653	Deutsche Post AG, (3)	4,738,244

	Automobiles – 1.5%

54,865	General Motors Co, (4)	2,284,579

	Banks – 10.3%

78,945	Bank of America Corp	2,392,823
68,010	Citigroup Inc, (4)	4,193,496
278,050	ING Groep NV, Sponsored ADR, (4), (5)	2,624,792
30,399	JPMorgan Chase & Co	3,862,801
309,730	Oversea-Chinese Banking Corp Ltd, (3)	2,360,294
	Total Banks	15,434,206

	Capital Markets – 1.5%

135,633	Deutsche Boerse AG, ADR, (3), (4)	2,292,198

	Chemicals – 4.2%

41,236	DuPont de Nemours Inc, (4)	2,932,292
68,600	Nutrien Ltd	3,300,388
	Total Chemicals	6,232,680

	Communications Equipment – 1.7%

56,695	Cisco Systems Inc, (2)	2,537,101

	Construction & Engineering – 1.7%

60,335	Bouygues SA, (3)	2,481,456

	Electric Utilities – 1.0%

26,669	Evergy Inc, (4)	1,480,396

	Electrical Equipment – 1.7%

21,497	Eaton Corp PLC, (4)	2,582,650

	Energy Equipment & Services – 0.0%

3,683	Transocean Ltd, (5)	8,508

	Entertainment – 2.2%

2,099	Metro-Goldwyn-Mayer Inc, (3), (5)	180,163

4,894	Nintendo Co Ltd, (3)	3,141,660
	Total Entertainment	3,321,823

	Food & Staples Retailing – 3.8%

94,500	Seven & i Holdings Co Ltd, (3)	3,346,298
15,899	Walmart Inc	2,291,841
	Total Food & Staples Retailing	5,638,139

	Food Products – 1.5%

1,332,500	Tingyi Cayman Islands Holding Corp, (3)	2,279,254

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.5%

19,268	Medtronic PLC	$2,257,053

	Health Care Providers & Services – 4.3%

13,638	Anthem Inc, (4)	4,379,025
25,345	Fresenius Medical Care AG & Co KGaA, (3)	2,113,453
6,140	Millennium Health LLC, (5), (6)	6,822
5,767	Millennium Health LLC, (5), (6)	5,830
	Total Health Care Providers & Services	6,505,130

	Hotels, Restaurants & Leisure – 1.8%

27,702	24 Hour Fitness Worldwide Inc, (6)	28
58,263	24 Hour Fitness Worldwide Inc	126,256
21,139	Darden Restaurants Inc	2,518,077
	Total Hotels, Restaurants & Leisure	2,644,361

	Household Durables – 3.3%

52,401	PulteGroup Inc, (4)	2,259,531
1,192,352	Taylor Wimpey PLC, (3)	2,697,052
	Total Household Durables	4,956,583

	Industrial Conglomerates – 2.2%

22,871	Siemens AG, (3)	3,294,485

	Insurance – 6.1%

70,135	Ageas SA/NV, (3)	3,724,667
12,025	Allianz SE, (3)	2,954,216
10,429	Everest Re Group Ltd, (4)	2,441,324
	Total Insurance	9,120,207

	IT Services – 1.6%

33,178	Amdocs Ltd	2,353,316

	Media – 4.3%

24,326	Clear Channel Outdoor Holdings Inc, (5)	40,138
72,811	Comcast Corp, (2)	3,815,296
4,118	Cumulus Media Inc, (5)	35,909
172,500	Hakuhodo DY Holdings Inc, (3)	2,370,288
7,318	iHeartMedia Inc, (5)	94,988
3,185	Tribune Co, (5), (6)	3
	Total Media	6,356,622

	Multi-Utilities – 1.6%

196,496	National Grid PLC, (3)	2,322,078

	Oil, Gas & Consumable Fuels – 4.1%

27,146	Chevron Corp, (2)	2,292,480
198,044	Enterprise Products Partners LP, (4)	3,879,682
1,923	Fieldwood Energy Inc, (3), (5)	—
388	Fieldwood Energy Inc, (3), (5)	—
	Total Oil, Gas & Consumable Fuels	6,172,162

	Pharmaceuticals – 7.8%

38,882	AstraZeneca PLC, Sponsored ADR, (4)	1,943,711
53,706	Bristol-Myers Squibb Co	3,331,383
116,509	GlaxoSmithKline PLC, Sponsored ADR, (4)	4,287,532
47,505	Roche Holding AG, Sponsored ADR, (3), (4)	2,082,619
	Total Pharmaceuticals	11,645,245

Shares	Description (1)						Value

	Semiconductors & Semiconductor Equipment – 2.7%

4,524	Broadcom Inc						$1,980,833
55,754	Infineon Technologies AG, (3)						2,129,168
	Total Semiconductors & Semiconductor Equipment						4,110,001

	Software – 5.2%

19,522	Microsoft Corp, (4)						4,342,083
53,553	Oracle Corp						3,464,344
	Total Software						7,806,427

	Specialty Retail – 3.2%

12,928	Lowe’s Cos Inc, (4)						2,075,073
1,849,000	Topsports International Holdings Ltd, 144A, (3)						2,768,999
	Total Specialty Retail						4,844,072

	Technology Hardware, Storage & Peripherals – 3.3%

72,642	Samsung Electronics Co Ltd, (3)						4,927,811

	Tobacco – 1.3%

24,078	Philip Morris International Inc						1,993,418

	Trading Companies & Distributors – 2.8%

231,800	Mitsui & Co Ltd, (3)						4,249,888

	Wireless Telecommunication Services – 2.3%

140,434	SK Telecom Co Ltd, Sponsored ADR						3,437,824
	Total Common Stocks (cost $113,061,897)						145,646,796

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 21.7% (15.3% of Total Investments) (7)

	Aerospace & Defense – 0.4%

$78	Standard Aero, Term Loan B1	3.754%	3-Month LIBOR	3.500%	4/08/26	B-	$74,474
42	Standard Aero, Term Loan B2	3.754%	3-Month LIBOR	3.500%	4/08/26	B-	40,040
478	Transdigm, Inc., Term Loan F	2.397%	1-Month LIBOR	2.250%	12/09/25	Ba3	469,471
598	Total Aerospace & Defense						583,985

	Airlines – 0.2%

64	American Airlines, Inc., Term Loan B	2.159%	1-Month LIBOR	2.000%	12/14/23	Ba3	57,285
142	Delta Air Lines, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/29/23	Baa2	144,775
32	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB-	31,154
238	Total Airlines						233,214

	Auto Components – 0.1%

145	Johnson Controls Inc., Term Loan B	3.647%	1-Month LIBOR	3.500%	4/30/26	B1	145,234

	Beverages – 0.3%

418	Jacobs Douwe Egberts, Term Loan B	2.188%	3-Month LIBOR	2.000%	11/01/25	BB+	416,724

	Building Products – 0.1%

158	Advanced Drainage Systems, Term Loan B	2.438%	3-Month LIBOR	2.250%	9/24/26	Ba1	158,478

	Capital Markets – 0.1%

86	RPI Finance Trust, Term Loan B1	1.897%	1-Month LIBOR	1.750%	2/11/27	BBB-	85,957

	Chemicals – 0.5%

556	Axalta Coating Systems, Term Loan, First Lien	2.001%	3-Month LIBOR	1.750%	6/01/24	Ba1	552,900
271	H.B. Fuller Company, Term Loan B	2.152%	1-Month LIBOR	2.000%	10/21/24	BB+	269,255
827	Total Chemicals						822,155

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2020

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Commercial Services & Supplies – 0.7%

$510	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	$506,166
353	GFL Environmental Inc, (DD1)	3.500%	3-Month LIBOR	3.000%	5/31/25	BB-	354,584
96	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	96,503
42	West Corporation, Incremental Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	40,307
1,001	Total Commercial Services & Supplies						997,560

	Communications Equipment – 0.5%

22	Avaya, Inc., Term Loan B	4.409%	1-Month LIBOR	4.250%	12/15/24	BB-	22,664
392	CommScope, Inc., Term Loan B	3.397%	1-Month LIBOR	3.250%	4/04/26	Ba3	390,605
330	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	328,259
744	Total Communications Equipment						741,528

	Consumer Finance – 0.2%

363	Verscend Technologies, Tern Loan B	4.647%	1-Month LIBOR	4.500%	8/27/25	B+	363,742

	Containers & Packaging – 0.4%

181	Berry Global, Inc., Term Loan W	2.149%	1-Month LIBOR	2.000%	10/01/22	BBB-	180,885
349	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.897%	1-Month LIBOR	1.750%	2/04/27	BB+	347,173
530	Total Containers & Packaging						528,058

	Diversified Consumer Services – 0.2%

295	Refinitiv, Term Loan B	3.397%	1-Month LIBOR	3.250%	10/01/25	BB+	294,560

	Diversified Financial Services – 0.2%

334	Lions Gate Entertainment Corp., Term Loan B	2.398%	1-Month LIBOR	2.250%	3/24/25	Ba2	329,989

	Diversified Telecommunication Services – 1.3%

61	Altice France S.A., Term Loan B12	3.846%	1-Month LIBOR	3.688%	1/31/26	B	60,035
802	CenturyLink, Inc, Term Loan B	2.397%	1-Month LIBOR	2.250%	3/15/27	BB+	794,391
12	Frontier Communications Corporation, DIP Term Loan, (10)	5.750%	1-Month LIBOR	4.750%	10/08/21	B3	12,302
40	Intelsat Jackson Holdings, S.A., Term Loan B4, (10)	8.750%	Prime	5.500%	1/02/24	N/R	40,725
64	Intelsat Jackson Holdings, S.A., Term Loan B5, (10)	8.625%	N/A	N/A	1/02/24	N/R	65,223
490	Numericable Group S.A., Term Loan B13	4.237%	3-Month LIBOR	4.000%	8/14/26	B	489,133
445	Zayo Group LLC, Initial Dollar Term Loan	3.147%	1-Month LIBOR	3.000%	3/09/27	B1	443,684
1,914	Total Diversified Telecommunication Services						1,905,493

	Electric Utilities – 0.0%

3	Vistra Operations Co., Term Loan B3	1.903%	1-Month LIBOR	1.750%	12/31/25	Baa3	2,961

	Electrical Equipment – 0.3%

277	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	275,975
248	Vertiv Co.,Term Loan B	3.153%	1-Month LIBOR	3.000%	3/02/27	B+	247,021
525	Total Electrical Equipment						522,996

	Entertainment – 0.4%

296	Cineworld Group PLC, Term Loan B, (DD1)	2.769%	3-Month LIBOR	2.500%	2/28/25	CCC	202,269
41	Cineworld Group PLC, Second Amendment Dollar, Term Loan	3.019%	6-Month LIBOR	2.750%	9/20/26	CCC	27,492
24	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.647%	1-Month LIBOR	2.500%	7/03/25	BB-	24,745
347	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B2	347,264
708	Total Entertainment						601,770

	Food Products – 0.4%

206	B&G Foods Inc., Term Loan, First Lien	2.647%	1-Month LIBOR	2.500%	10/10/26	BB	206,642
388	Froneri Lux FinCo SARL, Term Loan, First Lien	2.397%	1-Month LIBOR	2.250%	1/31/27	B1	384,946
594	Total Food Products						591,588

	Health Care Providers & Services – 1.5%

500	Air Medical, Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	497,813
715	HCA, Inc., Term Loan B12	1.897%	1-Month LIBOR	1.750%	3/13/25	BBB-	715,990

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Health Care Providers & Services (continued)
$537	HCA, Inc., Term Loan B13	1.897%	1-Month LIBOR	1.750%	3/18/26	BBB-	$537,566
216	Lifepoint Health, Inc., New Term Loan B	3.897%	1-Month LIBOR	3.750%	11/16/25	B1	215,517
227	Brightspring Health, Term Loan B	3.402%	1-Month LIBOR	3.250%	3/05/26	N/R	226,396
2,195	Total Health Care Providers & Services						2,193,282

	Health Care Technology – 0.5%

556	Emdeon, Inc., Term Loan	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	554,250
247	Zelis, Term Loan B	4.897%	1-Month LIBOR	4.750%	9/30/26	B	248,480
803	Total Health Care Technology						802,730

	Hotels, Restaurants & Leisure – 2.6%

115	24 Hour Fitness Worldwide, Inc. Exit Term Loan	11.000%	1-Month LIBOR	10.000%	6/17/21	N/R	115,086
376	Aramark Corporation, Term Loan	1.895%	1-Month LIBOR	1.750%	3/11/25	BB+	372,615
671	Burger King Corporation, Term Loan B4	1.897%	1-Month LIBOR	1.750%	11/19/26	BB+	662,750
605	Caesars Resort Collection, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	12/22/24	B+	594,802
41	Crown Finance US Inc, (WI/DD)	TBD	TBD	TBD	5/23/24	B-	49,387
261	Hilton Hotels, Term Loan B2	1.898%	1-Month LIBOR	1.750%	6/21/26	BBB-	258,789
491	Marriott Ownership Resorts, Inc., Term Loan B	1.897%	1-Month LIBOR	1.750%	8/31/25	BB	483,459
220	PCI Gaming, Term Loan, First Lien	2.647%	1-Month LIBOR	2.500%	5/31/26	BBB-	217,671
605	Seaworld Parks and Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	589,359
479	YUM Brands, Term Loan B	1.908%	1-Month LIBOR	1.750%	4/03/25	BBB-	477,014
3,864	Total Hotels, Restaurants & Leisure						3,820,932

	Household Products – 0.2%

279	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	2/05/23	B+	278,638

	Insurance – 0.4%

248	Acrisure LLC, Term Loan B	3.647%	1-Month LIBOR	3.500%	2/15/27	B	244,145
157	Asurion LLC, Term Loan B6	3.147%	1-Month LIBOR	3.000%	11/03/23	Ba3	155,435
198	Broadstreet Partners, Inc., Term Loan B	3.397%	1-Month LIBOR	3.250%	1/27/27	B	195,523
42	Broadstreet Partners, Inc., Term Loan	4.750%	1-Month LIBOR	3.750%	1/27/27	B	41,947
645	Total Insurance						637,050

	Internet & Direct Marketing Retail – 0.5%

500	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	501,290
287	Uber Technologies, Inc., Term Loan	5.000%	1-Month LIBOR	4.000%	4/04/25	B1	289,560
787	Total Internet & Direct Marketing Retail						790,850

	IT Services – 0.7%

425	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	422,825
196	West Corporation, Term Loan B	5.000%	3-Month LIBOR	4.000%	10/10/24	BB-	190,377
477	WEX, Inc., Term Loan B3	2.397%	1-Month LIBOR	2.250%	5/17/26	Ba2	475,686
1,098	Total IT Services						1,088,888

	Life Sciences Tools & Services – 0.1%

137	Inventiv Health, Inc., Term Loan B	1.896%	1-Month LIBOR	1.750%	8/01/24	BB	135,856

	Machinery – 0.3%

300	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	300,402
168	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	167,455
468	Total Machinery						467,857

	Marine – 0.0%

111	Harvey Gulf International Marine, Inc., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa1	55,283

	Media – 2.8%

868	Cequel Communications LLC, Term Loan B	2.409%	1-Month LIBOR	2.250%	1/15/26	BB	857,329
465	Charter Communications Operating Holdings LLC, Term Loan B2	1.900%	1-Month LIBOR	1.750%	2/01/27	BBB-	462,606
442	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.714%	3-Month LIBOR	3.500%	8/21/26	B1	427,014
99	CSC Holdings LLC, Refinancing Term Loan	2.409%	1-Month LIBOR	2.250%	7/17/25	BB	97,487

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2020

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Media (continued)
$210	CSC Holdings, LLC, Term Loan B5	2.659%	1-Month LIBOR	2.500%	4/15/27	Ba3	$209,060
36	Cumulus Media, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	35,934
463	iHeartCommunications Inc., Term Loan B	3.147%	1-Month LIBOR	3.000%	5/01/26	B+	456,157
130	Intelsat Jackson Holdings, S.A., DIP Term Loan, (10)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	132,842
311	Intelsat Jackson Holdings, S.A., Term Loan B, (10)	8.000%	Prime	4.750%	11/27/23	N/R	316,191
386	Meredith Corporation, Term Loan B2	2.647%	1-Month LIBOR	2.500%	1/31/25	BB-	382,690
80	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB-	80,277
166	Nexstar Broadcasting, Inc., Term Loan B3	2.395%	1-Month LIBOR	2.250%	1/17/24	BB	164,878
413	Sinclair Television Group, Term Loan B2	2.400%	1-Month LIBOR	2.250%	1/03/24	BB	409,808
195	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	194,444
4,264	Total Media						4,226,717

	Multiline Retail – 0.2%

243	EG America LLC, Term Loan, First Lien	4.254%	3-Month LIBOR	4.000%	2/05/25	B-	240,972

	Oil, Gas & Consumable Fuels – 0.1%

8	Fieldwood Energy LLC, DIP Term Loan, (10)	9.750%	3-Month LIBOR	8.750%	8/05/21	N/R	7,967
72	Fieldwood Energy LLC, DIP Term Loan, (10), (11)	3.000%	N/A	3.000%	8/05/21	N/R	71,705
553	Fieldwood Energy LLC, Exit Term Loan, (DD1), (10)	0.000%	N/A	N/A	4/11/22	N/R	129,496
267	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (10)	0.000%	N/A	N/A	4/11/23	N/R	387
900	Total Oil, Gas & Consumable Fuels						209,555

	Paper & Forest Products – 0.1%

115	Asplundh, Term Loan B	2.647%	1-Month LIBOR	2.500%	9/04/27	BBB-	115,250

	Pharmaceuticals – 0.7%

247	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	244,343
350	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	350,801
515	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.148%	1-Month LIBOR	3.000%	6/02/25	BB	513,413
1,112	Total Pharmaceuticals						1,108,557

	Professional Services – 0.6%

299	On Assignment, Inc., Term Loan B3	1.897%	1-Month LIBOR	1.750%	4/02/25	BBB-	298,707
149	Ceridian HCM Holding, Inc., Term Loan B	2.600%	1-Week LIBOR	2.500%	4/30/25	B+	147,620
384	Nielsen Finance LLC, Term Loan B4	2.146%	1-Month LIBOR	2.000%	10/04/23	BBB-	383,429
832	Total Professional Services						829,756

	Road & Rail – 0.6%

220	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	219,353
223	Fly Funding II S.a r.l., Replacement Term Loan	2.000%	3-Month LIBOR	1.750%	8/09/25	BB+	213,673
496	Genesee & Wyoming Inc., Term Loan, First Lien	2.254%	3-Month LIBOR	2.000%	12/30/26	BB+	495,940
939	Total Road & Rail						928,966

	Semiconductors & Semiconductor Equipment – 0.3%

439	MKS Instruments, Inc., Term Loan B6	1.897%	1-Month LIBOR	1.750%	2/02/26	BB+	435,490

	Software – 2.2%

174	BMC Software, Inc., Term Loan B	4.397%	1-Month LIBOR	4.250%	10/02/25	B2	173,812
500	Infoblox, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	12/01/27	B2	500,730
150	DiscoverOrg LLC, Term Loan B	3.897%	1-Month LIBOR	3.750%	2/01/26	B+	150,375
346	Epicor Software Corporation, Term Loan, First Lien	5.250%	1-Month LIBOR	4.250%	7/31/27	B2	348,670
148	McAfee LLC, Term Loan B	3.898%	1-Month LIBOR	3.750%	9/29/24	BB	148,047
123	Micro Focus International PLC, New Term Loan	2.897%	1-Month LIBOR	2.750%	6/21/24	BB-	122,087
833	Micro Focus International PLC, Term Loan B	2.897%	1-Month LIBOR	2.750%	6/21/24	BB	824,486
581	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	583,693
218	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.897%	1-Month LIBOR	1.750%	4/16/25	BB+	215,927
169	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.897%	1-Month LIBOR	1.750%	4/16/25	BB+	167,080
3,242	Total Software						3,234,907

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (9)	Value

	Specialty Retail – 0.3%

$97	Petco Animal Supplies, Inc., Term Loan B1	4.250%	3-Month LIBOR	3.250%	1/26/23	B3	$93,065
358	Petsmart Inc., Term Loan B, First Lien	4.500%	3-Month LIBOR	3.500%	3/11/22	B1	358,951
455	Total Specialty Retail						452,016

	Technology Hardware, Storage & Peripherals – 0.5%

445	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	445,691
247	NCR Corporation, Term Loan B	2.650%	1-Month LIBOR	2.500%	8/28/26	BB+	243,893
692	Total Technology Hardware, Storage & Peripherals						689,584

	Trading Companies & Distributors – 0.2%

377	Univar, Inc., Term Loan B	2.397%	1-Month LIBOR	2.250%	7/01/24	BB+	376,570
$33,478	Total Variable Rate Senior Loan Interests (cost $32,968,570)						32,445,698

Shares	Description (1)			Coupon		Ratings (9)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.4% (3.8% of Total Investments)

	Banks – 0.5%

225	Bank of America Corp			7.250%		BBB	$341,681
295	Wells Fargo & Co			7.500%		Baa2	447,780
	Total Banks						789,461

	Health Care Technology – 1.3%

29,930	Change Healthcare Inc, (4)			6.000%		N/R	1,917,316

	Life Sciences Tools & Services – 1.3%

21,800	Avantor Inc			6.250%		N/R	1,938,238

	Semiconductors & Semiconductor Equipment – 2.3%

2,440	Broadcom Inc, (4)			8.000%		N/R	3,470,827
	Total Convertible Preferred Securities (cost $6,481,943)						8,115,842

Shares	Description (1)			Coupon		Ratings (9)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 5.2% (3.7% of Total Investments)

	Banks – 1.9%

5,000	Citigroup Inc			7.125%		BBB-	$142,200
4,625	CoBank ACB, 144A, (3)			6.250%		BBB+	487,937
1,183	CoBank ACB, (3)			6.125%		BBB+	122,086
8,622	Fifth Third Bancorp			6.625%		Baa3	251,073
8,662	FNB Corp			7.250%		Ba1	246,001
15,475	Huntington Bancshares Inc			6.250%		Baa3	393,374
6,050	KeyCorp			6.125%		Baa3	177,084
5,900	People’s United Financial Inc			5.625%		BB+	165,200
6,844	Regions Financial Corp			6.375%		BB+	192,453
9,900	SVB Financial Group			5.250%		Baa2	266,112
16,300	US Bancorp			6.500%		A3	434,558
	Total Banks						2,878,078

	Capital Markets –0.8%

15,400	Charles Schwab Corp			6.000%		BBB	391,622
16,725	Morgan Stanley			7.125%		Baa3	491,882
4,796	Stifel Financial Corp			6.250%		BB-	124,600
8,350	Stifel Financial Corp			6.250%		BB-	232,297
	Total Capital Markets						1,240,401

	Consumer Finance – 0.1%

6,448	Synchrony Financial			5.625%		BB-	172,161

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Coupon		Ratings (9)	Value

	Electric Utilities – 0.2%

11,500	Duke Energy Corp	5.750%		BBB	$327,865

	Food Products – 0.4%

8,257	CHS Inc	7.875%		N/R	237,636
8,382	CHS Inc	7.100%		N/R	233,020
1,705	CHS Inc	6.750%		N/R	47,621
	Total Food Products				518,277

	Insurance – 1.4%

13,015	Allstate Corp	5.625%		BBB-	369,236
9,800	Athene Holding Ltd	6.350%		BBB-	285,964
8,100	Athene Holding Ltd	6.375%		BBB-	226,314
11,900	Enstar Group Ltd	7.000%		BB+	336,056
12,100	MetLife Inc	5.625%		Baa2	342,067
6,675	National General Holdings Corp	7.500%		N/R	167,943
11,682	PartnerRe Ltd	7.250%		BBB	299,526
	Total Insurance				2,027,106

	Thrifts & Mortgage Finance – 0.4%

15,000	Federal Agricultural Mortgage Corp	5.700%		N/R	407,400
6,200	New York Community Bancorp Inc	6.375%		Ba2	177,692
	Total Thrifts & Mortgage Finance				585,092
	Total $25 Par (or similar) Retail Preferred (cost $7,283,584)				7,748,980

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.9% (3.5% of Total Investments)

	Automobiles – 0.2%

$100	General Motors Financial Co Inc	5.700%	N/A (12)	BB+	$110,250
215	General Motors Financial Co Inc	6.500%	N/A (12)	BB+	233,544
315	Total Automobiles				343,794

	Banks – 3.1%

300	Bank of America Corp	6.500%	N/A (12)	BBB	342,750
70	Bank of America Corp	6.300%	N/A (12)	BBB	81,725
350	CIT Group Inc	5.800%	N/A (12)	Ba3	357,000
350	Citigroup Inc	6.250%	N/A (12)	BBB-	401,435
50	Citigroup Inc	4.000%	N/A (12)	BBB-	51,313
275	Citizens Financial Group Inc, (3-Month LIBOR reference rate + 3.960% spread), (13)	4.194%	N/A (12)	BB+	269,693
50	CoBank ACB, 144A	6.250%	N/A (12)	BBB+	54,625
575	JPMorgan Chase & Co, (4)	6.750%	N/A (12)	BBB+	645,553
450	M&T Bank Corp, (4)	6.450%	N/A (12)	Baa2	498,375
550	PNC Financial Services Group Inc (4)	6.750%	N/A (12)	Baa2	563,612
145	Regions Financial Corp	5.750%	N/A (12)	BB+	161,530
450	Truist Financial Corp, (4)	4.950%	N/A (12)	Baa2	495,004
225	Wells Fargo & Co	5.875%	N/A (12)	Baa2	255,094
500	Zions Bancorp NA, (4)	7.200%	N/A (12)	BB+	532,500
4,340	Total Banks				4,710,209

	Capital Markets – 0.4%

50	Charles Schwab Corp	5.375%	N/A (12)	BBB	55,688
125	Charles Schwab Corp (4)	7.000%	N/A (12)	BBB	132,031
100	Goldman Sachs Group Inc	5.300%	N/A (12)	BBB-	109,222
95	Morgan Stanley, (3-Month LIBOR reference rate + 3.810% spread), (13)	4.047%	N/A (12)	Baa3	94,050
217	Northern Trust Corp	4.600%	N/A (12)	BBB+	231,647
587	Total Capital Markets				622,638

	Consumer Finance – 0.4%

340	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (13)	4.025%	N/A (12)	Baa3	337,042
175	Discover Financial Services	5.500%	N/A (12)	Ba2	187,250
515	Total Consumer Finance				524,292

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (9)	Value

	Diversified Financial Services – 0.2%

$225	Voya Financial Inc		6.125%	N/A (12)	BBB-	$237,938

	Food Products – 0.2%

300	Land O’ Lakes Inc, 144A		8.000%	N/A (12)	BB	306,750

	Insurance – 0.2%

250	Progressive Corp		5.375%	N/A (12)	BBB+	260,625

	Multi-Utilities – 0.2%

300	Sempra Energy		4.875%	N/A (12)	BBB-	320,626
$6,832	Total $1,000 Par (or similar) Institutional Preferred (cost $6,937,008)					7,326,872

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 1.9% (1.4% of Total Investments)

8,500	Citigroup Global Markets Holdings Inc., Buy-Write Note, Linked to Common Stock of VMWare Inc. (Cap 116.24% of Issue Price), 144A	10.000%	$144.1064	$167.5093	1/22/21	$1,202,409

29,283	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Evergy Inc. (Cap 117.80% of Issue Price), 144A	10.000%	51.8254	61.0503	3/08/21	1,627,409
	Total Structured Notes (cost $2,742,507)					2,829,818

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (9)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$26	iHeartCommunications Inc		8.375%	5/01/27	CCC+	$27,789
$26	Total Corporate Bonds (cost $27,225)					27,789

Shares	Description (1)					Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Entertainment – 0.0%

11,578	Peabody Energy Corp, (3)					$2,547
	Total Warrants (cost $ —)					2,547
	Total Long-Term Investments (cost $169,502,734)					204,144,342

Principal Amount (000)/ Shares	Description (1)		Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 5.0% (3.5% of Total Investments)

	REPURCHASE AGREEMENTS – 1.5% (1.1% of Total Investments)

$2,305	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $2,305,236, collateralized by $2,004,900, U.S. Treasury Notes, 0.125%, due 7/15/24, value $2,351,369		0.000%	1/04/21		$2,305,237

	INVESTMENT COMPANIES – 3.5% (2.4% of Total Investments)

5,198,680	BlackRock Liquidity Funds T-Fund Portfolio, (14)		0.015% (15)	N/A		5,198,680
	Total Short-Term Investments (cost $7,503,917)					7,503,917
	Total Investments (cost $177,006,651) – 141.4%					211,648,259
	Borrowings – (40.5)% (16), (17)					(60,550,000)
	Other Assets Less Liabilities – (0.9)% (18)					(1,438,574)
	Net Assets Applicable to Common Shares – 100%					$149,659,685

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments December 31, 2020

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (19)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$41,800,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$(4,140,476)	$(4,140,476)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 — Investment Valuation and Fair Value Measurements for more information.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements. The total value of investments hypothecated as of the end of the reporting period was $48,505,923.

(5)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(6)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 — Investment Valuation and Fair Value Measurements for more information.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(10)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(11)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 — Portfolio Securities and Investments in Derivatives for more information.

(12)	Perpetual security. Maturity date is not applicable.

(13)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(14)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(15)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(16)	Borrowings as a percentage of Total Investments is 28.6%.

(17)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $138,872,571 have been pledged as collateral for borrowings.

(18)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(19)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

Statement of Assets and Liabilities

December 31, 2020

Assets
Long-term investments, at value (cost $169,502,734)	$204,144,342
Short-term investments, at value (cost approximates value)	7,503,917
Cash	121,619
Cash denominated in foreign currencies (cost $490,450)	490,203
Receivable for:
Dividends	293,948
Interest	183,063
Investments sold	3,024,959
Reclaims	157,161
Other assets	62,797
Total assets	215,982,009
Liabilities
Borrowings	60,550,000
Unrealized depreciation on interest rate swaps	4,140,476
Payable for:
Dividends
Investments purchased - regular settlement	1,044,380
Investments purchased - when-issued/delayed-delivery settlement	133,972
Unfunded senior loans	71,884
Accrued expenses:
Management fees	149,434
Interest on borrowings	40,276
Trustees fees	58,054
Other	133,848
Total liabilities	66,322,324
Net assets applicable to common shares	$149,659,685
Common shares outstanding	13,850,897
Net asset value (“NAV”) per common share outstanding	$10.81
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$138,509
Paid-in surplus	140,103,809
Total distributable earnings	9,417,367
Net assets applicable to common shares	$149,659,685
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$6,211,512
Interest	1,784,662
Rehypothecation income	28,146
Foreign tax withheld on dividend income	(285,987)
Total investment income	7,738,333
Expenses
Management fees	1,650,516
Interest expense on borrowings	708,450
Custodian fees	106,933
Trustees fees	5,247
Professional fees	49,968
Shareholder reporting expenses	33,504
Shareholder servicing agent fees	391
Stock exchange listing fees	6,636
Investor relations expense	34,888
Other	17,811
Total expenses	2,614,344
Net investment income (loss)	5,123,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(17,861,634)
Options written	(38,104)
Swaps	(503,351)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,266,301
Swaps	(2,925,372)
Net realized and unrealized gain (loss)	(19,062,160)
Net increase (decrease) in net assets applicable to common shares from operations	$(13,938,171)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$5,123,989	$5,813,730
Net realized gain (loss) from:
Investments and foreign currency	(17,861,634)	(1,638,543)
Options written	(38,104)	—
Swaps	(503,351)	158,709
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,266,301	36,947,087
Swaps	(2,925,372)	(2,225,456)
Net increase (decrease) in net assets applicable to common shares from operations	(13,938,171)	39,055,527
Distributions to Common Shareholders
Dividends	(4,968,452)	(6,368,787)
Return of capital	(6,333,880)	(6,928,074)
Decrease in net assets applicable to common shares from distributions to common shareholders	(11,302,332)	(13,296,861)
Net increase (decrease) in net assets applicable to common shares	(25,240,503)	25,758,666
Net assets applicable to common shares at the beginning of period	174,900,188	149,141,522
Net assets applicable to common shares at the end of period	$149,659,685	$174,900,188

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2020

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(13,938,171)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(105,031,390)
Proceeds from sales and maturities of investments	132,937,617
Proceeds from (Purchases of) short-term investments, net	(2,592,454)
Proceeds from (Payments for) closed foreign currency spot contracts	(68,093)
Premiums received for options written	114,324
Cash paid for terminated options written	(152,428)
Payment-in-kind distributions	4,518
Proceeds from litigation settlement	699
Amortization (Accretion) of premiums and discounts, net	(17,287)
(Increase) Decrease in:
Receivable for dividends	61,956
Receivable for interest	42,921
Receivable for investments sold	(2,541,311)
Receivable for reclaims	59,703
Other assets	(4,227)
Increase (Decrease) in:
Payable for investments purchased - regular settlement	1,024,020
Payable for investments purchased - when-issued/delayed-delivery settlement	(1,085,533)
Payable for unfunded senior loans	71,884
Accrued interest on borrowings	(111,036)
Accrued management fees	(28,984)
Accrued Trustees fees	(769)
Accrued other expenses	34,201
Net realized (gain) loss from:
Investments and foreign currency	17,861,634
Options written	38,104
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(2,266,301)
Swaps	2,925,372
Net cash provided by (used in) operating activities	27,338,969
Cash Flows from Financing Activities:
Proceeds for borrowings	21,450,000
(Repayment of) borrowings	(36,800,000)
Increase (Decrease) in cash overdraft	(74,815)
Cash distributions paid to common shareholders	(11,302,332)
Net cash provided by (used in) financing activities	(26,727,147)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currencies	611,822
Cash and cash denominated in foreign currencies at the beginning of period	—
Cash and cash denominated in foreign currencies at the end of period	$611,822

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$819,486

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired	Ending NAV	Ending Share Price
Year Ended 12/31:
2020	$12.63	$0.37	$(1.37)	$(1.00)	$(0.36)	$—	$(0.46)	$(0.82)	$—	$10.81	$9.42
2019	10.77	0.42	2.40	2.82	(0.46)	—	(0.50)	(0.96)	—	12.63	12.07
2018	14.21	0.43	(2.79)	(2.36)	(0.42)	—	(0.66)	(1.08)	—	10.77	10.15
2017	12.72	0.50	1.98	2.48	(0.99)	—	—	(0.99)	—	14.21	13.95
2016	13.10	0.47	0.16	0.63	(0.65)	—	(0.36)	(1.01)	—	12.72	11.32

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2020	$60,550	$3,472
2019	75,900	3,304
2018	72,500	3,057
2017	83,800	3,348
2016	76,800	3,293

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(6.39)%	(13.70)%	$149,660	1.92%	3.76%	55%
26.86	29.05	174,900	2.66	3.52	37
(17.49)	(20.58)	149,142	2.67	3.21	28
19.96	32.80	196,759	2.13	3.64	37
5.10	5.85	176,103	1.93	3.69	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2020	0.52%
2019	1.28
2018	1.27
2017	0.77
2016	0.53

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The end of the reporting period for the Fund is December 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”) and NWQ Investment Management Company, LLC (“NWQ”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NAM and NWQ are each an affiliate of Nuveen. NAM manages the portion of the Fund’s investment portfolio allocated to senior corporate loans and other debt instruments. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Prior to December 31, 2020, the Adviser had entered into a sub-advisory agreement with Symphony Asset Management, LLC (”Symphony”), also an affiliate of Nuveen, under which Symphony managed the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. Effective as of December 31, 2020, Symphony merged into NAM, and NAM assumed Symphony’s portfolio management responsibilities. In connection with the transfer of sub-advisory responsibilities from Symphony to NAM, the Fund entered into an amended and restated sub-advisory agreement with NAM that is substantially identical to the prior sub-advisory agreement with Symphony.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$17,869,026	8.4%
Japan	13,108,135	6.2
United Kingdom	12,702,212	6.0
South Korea	8,365,635	3.9
China	5,543,581	2.6
France	4,608,204	2.2
Canada	4,348,877	2.0
Belgium	3,724,667	1.8
Netherlands	2,924,318	1.4
Other	6,223,100	3.0
Total non-U.S. securities	$79,417,755	37.5%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the

Notes to Financial Statements (continued)

“secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 - Borrowing Arrangements.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.

Prices of fixed-income securities are generally provided by the pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

OTC options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks**	$87,053,074	$58,581,039	$12,683	$145,646,796
Variable Rate Senior Loan Interests	—	32,445,698	—	32,445,698
Convertible Preferred Securities	8,115,842	—	—	8,115,842
$25 Par (or similar) Retail Preferred**	7,138,957	610,023	—	7,748,980
$1,000 Par (or similar) Institutional Preferred	—	7,326,872	—	7,326,872
Structured Notes	—	2,829,818	—	2,829,818
Corporate Bonds	—	27,789	—	27,789
Warrants	—	2,547	—	2,547

Short-Term Investments:
Repurchase Agreements	—	2,305,237	—	2,305,237
Investment Companies	5,198,680	—	—	5,198,680

Investments in Derivatives:
Interest Rate Swaps***	—	(4,140,476)	—	(4,140,476)
Total	$107,506,553	$99,988,547	$12,683	$207,507,783
*	Refer to the Fund’s Portfolio of Investments for industry classifications
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund’s outstanding unfunded senior loan commitments were as follows:

Outstanding unfunded senior loan commitments	$71,884

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,305,237	$(2,305,237)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $105,031,390 and $132,937,617, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options to capture upside and manage downside risk against sharp movement of securities held in the portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$ —
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund wrote call options during the current fiscal period. However the Fund did not hold any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(38,104)	$—

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

Notes to Financial Statements (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$41,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(4,140,476)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swap Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(4,140,476)	$(4,140,476)	$—	$4,140,476	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(503,351)	$(2,925,372)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

The Fund did not have any transactions in common shares during the current and prior fiscal period.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$178,819,549
Gross unrealized:
Appreciation	$38,652,518
Depreciation	(9,964,284)
Net unrealized appreciation (depreciation) of investments	$28,688,234

Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies, treatment of notional principal contracts, real estate investment trust adjustments, complex securities character adjustments, and bond premium amortization adjustments, resulted in reclassification among the Fund’s components of net assets as of December 31, 2020, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund’s tax years ended December 31, 2020 and December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020
Distributions from net ordinary income[1]	$4,968,452
Distributions from net long-term capital gains	—
Return of capital	6,333,880

2019
Distributions from net ordinary income¹	$6,368,787
Distributions from net long-term capital gains	—
Return of capital	6,928,074

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (continued)

As of December 31, 2020, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$7,524,461
Long-term	11,811,069
Total	$19,335,530

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2020, the complex-level fee for the Fund was 0.1557%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $60,000,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $60,550,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed. The Fund is typically charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount however these fees were waived in 2020. During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on these Borrowings was $56,218,306 and 1.17%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $48,505,923. During the current fiscal period, the Fund earned Rehypothecation Fees of $28,146, which is recognized as “Rehypothecation income” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During January 2021, the Fund increased its maximum commitment amount on its Borrowings to $70,000,000.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

Investment Objective

The Fund’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation.

Investment Policies

Under normal conditions, the Fund invests at least 60% of its Managed Assets (as defined below) in common stocks whose dividends may be eligible for favorable income tax treatment.

The Fund’s investment adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) to manage the Fund’s investments in dividend-paying common and preferred stocks and covered call and put options (the “Global Equity Income Strategy”) and Nuveen Asset Management LLC to manage the Fund’s investments in senior loans and other debt instruments (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

The Fund may purchase senior loans and other debt instruments that, at the time of investment, are rated below the four highest grades (Ba or BB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality; however, no more than 5% of its Managed Assets may be invested in securities rated below CCC- or Caa3 by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

•	The Fund may invest up to 70% of its Managed Assets in non-U.S. issues of any currency.

•	The Fund may invest up to 20% of its Managed Assets in emerging market countries.

•	The Fund will not invest in inverse floating rate securities.

Policies that apply specifically to the Global Equity Income Strategy only:

Under normal market conditions:

•	NWQ may invest in common stocks, preferred securities, convertible securities, convertible preferred securities, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and debt.

•	Any credit rating policies described above that apply generally to the Fund’s investments will not apply to the securities invested pursuant to the Global Equity Income Strategy.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote.

Portfolio Contents

The Fund will invest in dividend-paying equity securities, including common stock, of all countries, including emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value. The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above.

The Fund may invest in convertible securities, which may include convertible preferred stock. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in REITs and MLPs. A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange.

The Fund may purchase depositary receipts such as ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Shareholder Update (continued)

(Unaudited)

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

The Fund may invest in U.S. government debt securities, U.S. local government debt securities and U.S. government agency securities of any maturity, including U.S. government mortgage-backed securities (“MBS”). U.S. government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States. U.S. government agency securities include debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. government-sponsored enterprises and instrumentalities are not agencies of the U.S. government.

The Fund’s investments may include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may invest in structured notes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

The Fund may enter into certain derivative instruments for hedging purposes, including to hedge the Fund’s exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers, and to enhance risk-adjusted returns. Such instruments include options, including option on common stock, stock indexes, bonds and bond indexes, futures contracts, including stock index futures, bond index futures and related instruments, structured notes, forward foreign currency contracts and similar instruments, credit derivative instruments and currency exchange transactions. The Fund may also write (sell) covered puts and call options.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings, entering into reverse repurchase agreements (effectively a secured borrowing) and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUND

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risks of Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Portfolio Level Risks

Below Investment Grade Risk
Bond Market Liquidity Risk
Call Option Risk
Call Risk
Common Stock Risk
Convertible Securities Risk
Credit Risk
Credit Spread Risk
Debt Securities Risk
Deflation Risk
Derivatives Risk
Dividend-Paying Securities Risk
Duration Risk
Financial Futures and Options Transactions Risk
Foreign Currency Risk
Hedging Risk
Illiquid Investments Risk
Income Risk
Inflation Risk
Interest Rate Risk
New Types of Securities
Non-U.S. Securities Risk
Other Investment Companies Risk
Preferred Securities Risk
Put Options Risk
Reinvestment Risk
Senior Loan Agent Risk
Senior Loan Risk
Swap Transactions Risk
Tax Treatment of Dividends and Distributions Risk
Unrated Securities Risk
Valuation Risk
When-Issued and Delayed Delivery Transactions Risk

Shareholder Update (continued)

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Risks of Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Fund Level and Other Risks

Anti-Takeover Provisions
Borrowing Risk
Counterparty Risk
Cybersecurity Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Leverage Risk
Market Discount from Net Asset Value
Recent Market Conditions
Reverse Repurchase Agreement Risk
Tax Risk

Portfolio Level Risks:

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad

Shareholder Update (continued)

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market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the Sub-Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the Sub-Advisers’ judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.

New Types of Securities. New types of securities that pay tax-advantaged dividends, including preferred securities having features other than those described herein, may in the future be offered. The Fund reserves the right to invest in these securities if the Sub-Adviser responsible for the investment believes that doing so would be consistent with the Fund’s investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Put Option Risk. If the Fund writes put options, it takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

Shareholder Update (continued)

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In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the Sub-Advisers’ of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the Sub-Advisers’ are incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Treatment of Dividends and Distributions Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. The favorable tax treatment of tax-advantaged dividends may be changed or discontinued and the higher tax rates applicable to ordinary income may apply to such dividends at such time. In addition, in order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, a shareholder must currently hold his or her shares for a certain amount of time. Failure by a shareholder to satisfy the holding period requirements will cause Fund income distributions that otherwise would qualify as tax-advantaged dividends to be taxable to the shareholder at ordinary income rates.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and Sub-Advisers, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

Shareholder Update (continued)

(Unaudited)

The amount of fees paid to the investment adviser and the Sub-Advisers’ for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets — this may create an incentive for the investment adviser and the Sub-Advisers’ to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of December 31, 2020 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2020) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Nuveen Tax- Advantaged Total Return Strategy Fund (JTA)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	28.81%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.26%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.36%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-14.56%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-7.53%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.51%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.51%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.54%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Changes to Portfolio Managers

Effective October 1, 2020, Jenny Rhee was no longer a portfolio manager of the Fund.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% DRD	55.6%
% QDI	100.0%

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2020:

% of Interest-Related Dividends	14.9%

The Fund had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended December 31, 2020:

% of Section 163(j) Interest Dividends	5.6%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTA
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Benchmark (Old): A blended return comprised of: 1) 72% of the return of the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 8% of the return of the ICE BofA Preferred DRD (dividends received deduction) Eligible Securities Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Blended Benchmark (New): A blended return comprised of: 1) 72% of the return of the MSCI World Value Index (Net), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 8% of the return of the ICE BofA Preferred DRD (dividends received deduction) Eligible Securities Index, which consists of investment grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)), is responsible for determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on May 19-21, 2020 (the “May Meeting”) at which it conducted its annual review of the advisory arrangements of the Fund, the Board approved the renewal of the Fund’s management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) and the Fund’s sub-advisory agreements, including the sub-advisory agreement (the “Symphony Sub-Advisory Agreement”) with Symphony Asset Management LLC (“Symphony”), an affiliate of the Adviser, and the sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”). (A discussion of the Board’s approval at the May Meeting of the Investment Management Agreement, the Symphony Sub-Advisory Agreement and the sub-advisory agreement with NWQ is included in the Fund’s semi-annual report for the period ended June 30, 2020.) Subsequent to the May Meeting, the Adviser discussed with the Board the proposed merger (the “Reorganization”) of Symphony with and into Nuveen Asset Management, LLC (“NAM”), also an affiliate of the Adviser, and the transfer of a number of Symphony’s existing mandates to NAM. In this regard, the Adviser (i) proposed, upon the closing of the Reorganization, the transfer of the Symphony Sub-Advisory Agreement to, and assumption of such agreement by, NAM (the “Transfer”) and (ii) requested that the Board approve an amended and restated sub-advisory agreement, effective as of the closing date of the Reorganization, between the Adviser and NAM (the “New Sub-Advisory Agreement”). Accordingly, at a meeting held on November 16-18, 2020 (the “November Meeting”), the Board approved the Transfer and New Sub-Advisory Agreement.

Although the 1940 Act requires that approvals of the Fund’s advisory arrangements be approved by the in-person vote of a majority of the Board Members, the May Meeting and the November Meeting were each held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting and the November Meeting were held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, and in conjunction with the November Meeting, as further extended on June 19, 2020; such order provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

In conjunction with their evaluation of the New Sub-Advisory Agreement at the November Meeting, the Board Members had received, in adequate time in advance of the November Meeting and/or at prior meetings, materials that covered, among other things: (a) the nature, extent and quality of services expected to be provided by NAM; (b) the organization of NAM; (c) certain performance-related information (as described below); (d) the proposed sub-advisory fee of NAM and the profitability of Nuveen and its affiliates (including NAM) for their advisory activities; and (e) the soft dollar practices of NAM. At the November Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board.

In connection with its review of the New Sub-Advisory Agreement, the Board was advised by independent legal counsel. In addition, prior to the November Meeting, the Board Members had received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Board’s decision to approve the New Sub-Advisory Agreement was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to approve the New Sub-Advisory Agreement and its conclusions.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

A.	Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the services expected to be provided to the Fund by NAM under the New Sub-Advisory Agreement, including the portfolio management services. The Board acknowledged that while portfolio management services would be provided by NAM rather than Symphony following the Reorganization, no changes were expected to be made to, among other things, the nature and level of sub-advisory services provided to the Fund or the day-to-day management of the applicable sleeve of the Fund. In this regard, the Board was aware that it was expected that the Symphony personnel who provided portfolio management services to the Fund prior to the Reorganization would continue to do so as personnel of NAM following the Reorganization. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur as a result of, for example, normal business developments or personal career decisions. Further, as NAM already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM’s organization and operations. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including Nuveen funds sub-advised by NAM, the Board Members also have relied upon their knowledge from their meetings and other interactions with respect to NAM in evaluating the New Sub-Advisory Agreement.

In addition, the Board noted that in connection with the Reorganization, management intended to bring together Nuveen and Symphony’s high-yield credit and leveraged loan capabilities to create a unified leveraged finance sector team, thereby combining Symphony’s credit expertise with the capabilities of the Nuveen Global Fixed Income platform. It was also anticipated that the Reorganization would provide for a central fixed income platform, with the scale to more effectively position Nuveen’s capabilities.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

B.	Investment Performance

At the May Meeting and at various other meetings, the Board considered the Fund’s performance over various time periods. In connection with approving the New Sub-Advisory Agreement, the Board recognized that there is no performance record for the Fund with NAM as a sub-adviser. The Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NAM. Further, as noted above, the Board was aware that the Symphony personnel providing portfolio management services to the Fund prior to the Reorganization were expected to continue to do so as personnel of NAM following the Reorganization.

C.	Sub-Advisory Fees and Profitability

At the May Meeting, the Board Members considered the Fund’s management fees and net expense ratio. In this regard, the Board had considered, among other things, the sub-advisory fee schedule paid to Symphony in light of the sub-advisory services provided to the Fund and any applicable breakpoint schedule, as well as comparative data of the fees Symphony charged to certain other clients. At the November Meeting, the Board considered the proposed sub-advisory fees to be paid to NAM. The Board recognized that NAM’s sub-advisory fee under the New Sub-Advisory Agreement would be the same as Symphony’s sub-advisory fee under the Symphony Sub-Advisory Agreement. Further, the Board observed that the appointment of NAM would not change the management fees incurred by the Fund as the Adviser pays the sub-advisers out of the management fee it receives from the Fund and the compensation paid to NAM would be the responsibility of the Adviser, not the Fund. In addition, due to their experience with other Nuveen funds, the Board Members were familiar with NAM’s fee rates for portfolio management services provided to other Nuveen funds. Further, the Board Members had previously considered information regarding fee rates charged to certain other types of clients (which may include retail and institutional managed accounts advised by NAM; investment companies offered outside the Nuveen family and sub-advised by NAM; foreign investment companies offered by Nuveen and sub-advised by NAM; and collective investment trusts sub-advised by NAM). In evaluating the New Sub-Advisory Agreement, based on its review, the Board concluded that NAM’s sub-advisory fee was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

With respect to profitability, at the May Meeting, the Board Members considered the profitability of the various sub-advisers to the Nuveen funds (including NAM) from their relationships with the Nuveen funds. In this regard, the Board Members had reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Board Members had also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018. Based on their review, the Board Members had noted that NAM’s level of profitability was acceptable and not unreasonable in light of the services provided; this conclusion did not change as a result of the New Sub-Advisory Agreement.

D.	Economies of Scale

At the May Meeting, the Board considered whether there had been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale had been appropriately shared with the funds. The Board had recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including, among other things, breakpoints in the management fee schedule. The Board had noted that Nuveen generally has employed these various methods. In this regard, the Board was aware that, subject to certain exceptions, the management fee of the Adviser charged to the Nuveen funds (including the Fund) is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule. The fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to closed-end funds (including the Fund), however, the Board has recognized that although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, with respect to the New Sub-Advisory Agreement, given that the Fund pays a management fee to the Adviser and that the Adviser in turn would pay NAM, the Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NAM would not change the management fees paid by the Fund or the sharing of economies of scale reflected in the corresponding advisory fee schedule.

Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that the Fund’s fee arrangements would appropriately reflect economies of scale for the benefit of shareholders.

E.	Indirect Benefits

At the May Meeting, the Board Members considered any indirect benefits that the various sub-advisers to the Nuveen funds (including NAM and Symphony) or their respective affiliates may receive as a result of their relationship with the Nuveen funds. Additionally, the Board Members have noted that various sub-advisers (including NAM and, prior to the Reorganization, Symphony) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board Members have recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board Members have also noted that when transacting in fixed-income securities, the benefits for a sub-adviser that engages in soft dollar transactions may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board Members have considered that although a sub-adviser that engages in soft dollar transactions may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the sub-adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, taking into account the New Sub-Advisory Agreement, the Board concluded that any indirect benefits to be received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

F.	Approval of the New Sub-Advisory Agreement

The Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services to be provided to the Fund and that the New Sub-Advisory Agreement should be and was approved.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		149

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director (1998-2003), Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		149

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		149

∎ JOHN K. NELSON

Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		149

∎ JUDITH M. STOCKDALE

Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		149

∎ CAROLE E. STONE

Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		149

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International (provider of communications infrastructure)
1958 333 West Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		149

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		149

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since March 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017)
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-1220D 1509696-INV-Y-02/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2020	$31,800	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2019	$31,190	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2020	$0	$0	$0	$0
December 31, 2019	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Nuveen Asset Management and NWQ are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has delegated to the Sub-Advisers the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. NWQ’s voting policies and procedures are attached to this filing as an exhibit. Nuveen Asset Management’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Nuveen Asset Management and NWQ are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Scott Caraher is head of senior loans and responsible for retail and institutional bank loan-focused portfolio management and co-PM on the firm’s Long-Short Credit Strategy. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an investment banking analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED

As of 12/31/20

Scott Caraher
(a) RICs
Number of accts	14
Assets	$6.42 billion
(b) Other pooled accts
Non-performance fee accts
Number of accts	3
Assets	$551.3 million
Performance fee accts
Number of accts	1
Assets	$120.5 million
(c) Other
Non-performance fee accts
Number of accts	3
Assets	$1.48 billion
Performance fee accts
Number of accts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2020

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management. Prior to that, she was a currency exchange sales associate at Fleet National Bank in Singapore covering Asian, Euro and other major currencies.

Susi earned her B. Comm. in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

James T. Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Jim spent seven years at Bel Air Investment Advisors, LLC, formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Jim was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Jim received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED as of 12/31/20

	Thomas Ray		Susi Budiman		James Stephenson
(a) RICs
Number of accts	5		3		5
Assets	$2.8 billion		$2.4 billion		$1.2 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	3		3		1
Assets	$2.4 billion		$2.4 billion		$92.1 million
Performance fee accts (pooled)
Number of accts	0		0		0
(c) Other
Non-performance fee accts
Number of accts	966		964		371	**
Assets	$919 million	*	$885.6 million	*	$442.1 million	**
Performance fee accts
Number of accts	0		0		0
Assets ($000s)	0		0		0

* includes approximately $107.8 million in model-based assets as of 12/31/20.

**includes approximately $298 million in model-based assets as of 12/31/20.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution. However, for certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

NWQ’s philosophy is to provide performance-based and market-competitive compensation, while mitigating inappropriate or excessive risk taking. There are three primary components of compensation: (1) base and benefits, (2) annual cash award, and (3) equity-like performance-based plans.

Base pay is determined based upon an analysis of the employee’s general performance, experience, and market levels of base pay for such positions. Base salary and annual variable compensation targets are reviewed annually, while other benefit plans are periodically reviewed to ensure competitiveness.

The variable compensation is an annual cash award that can be a multiple of the base salary. NWQ’s annual variable compensation program includes both subjective and objective criteria with emphasis placed on sustained, long-term performance. The subjective portion of the incentive compensation is based on a qualitative evaluation made by each investment professional’s supervisor taking into consideration a number of factors, including the investment professional’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with NWQ’s policies and procedures.

Senior employees participate in equity-like profits interest plans, which provide a meaningful opportunity to participate in the long-term success of the business. These profits interests vest over time and entitle participants to a percentage of NWQ’s annual profitability, enabling employees to participate in the growth of the overall value of NWQ. These awards allow participants to benefit directly from the financial performance and growth of NWQ over time and ensure that they have a strong alignment of interests with the firm’s clients over the long term. The profits interests are designed to provide senior personnel with strong incentives to remain with the firm and participate in its success and include non-compete and non-solicitation terms. Additional details regarding the program are proprietary.

Item 8(a)(4).	OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2020

Name of Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas Ray	X
Susi Budiman	X
James Stephenson				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 5, 2021